Exhibit 10.1

AMENDMENT NO. 1 TO

THIRD AMENDED AND RESTATED ADVISORY AGREEMENT

This AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED ADVISORY AGREEMENT (this “Amendment”) effective as of May 8, 2025, is by and between J.P. Morgan Real Estate Income Trust, Inc. (the “Company”), J.P. Morgan REIT Operating Partnership, L.P. (the “Operating Partnership”) and J.P. Morgan Investment Management Inc. (the “Adviser”).

W I T N E S S E T H

WHEREAS, the Company, the Operating Partnership and the Adviser entered into that certain Third Amended and Restated Advisory Agreement dated December 12, 2024 (the “Agreement”), whereby the Adviser agreed to provide certain services to the Company and the Operating Partnership as more specifically provided therein; and

WHEREAS, the parties wish to amend the Agreement as set forth in this Amendment.

NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, the parties agree as follows:

1. DEFINITIONS; References.

Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Agreement. Each reference to “hereof,” “hereunder,” “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Agreement shall, after the date hereof, refer to the Agreement as amended hereby.

2. Amendment to the agreement.

Section 11(c)(ii) of the Agreement is deleted and replaced in its entirety with the following:

“(ii) Acquisition Expenses, subject to the limitations set forth in the Charter; and provided, that the Acquisition Fees and Acquisition Expenses are not duplicative of any other fees or expenses paid to the Adviser or its Affiliates;”

3. ENTIRE AGREEMENT.

Except as amended by this Amendment, the Agreement remains unaltered and in full force and effect. The Agreement, as amended by this Amendment, embodies the entire understanding of the parties, supersedes any prior agreements or understandings with respect to the subject matter hereof, and cannot be altered, amended, supplemented, or abridged, or any provisions waived except by the written consent of the parties.

4. Counterparts.

This Amendment may be executed simultaneously in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

[Signatures on next page]

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Third Amended and Restated Advisory Agreement as of the date first written above.

J.P. Morgan Real Estate Income Trust, Inc.

By:	/s/ Christian Porwoll
	Name:	Christian Porwoll
	Title:	Secretary

J.P. Morgan REIT Operating Partnership, LP

By:	J.P. Morgan Real Estate Income Trust, Inc., as general partner

By:	/s/ Christian Porwoll
	Name:	Christian Porwoll
	Title:	Secretary

J.P. Morgan Investment Management Inc.

By:	/s/ Steven Greenspan
	Name:	Steven Greenspan
	Title:	Managing Director